                            SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                     FIRST STATE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     FIRST STATE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14a.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

Notes:

                     FIRST STATE FINANCIAL SERVICES, INC.
                        1120 BLOOMFIELD AVENUE, CN 2449
                     WEST CALDWELL, NEW JERSEY  07007-2449


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of First State Financial Services, Inc. ("First State" or the "Company"), which will be held on January 17, 1996, at 10:00 a.m., Eastern Time, at Mayfair Farms, 481 Eagle Rock Avenue, West Orange, New Jersey.

     The attached Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is our 1995 Annual Report to Shareholders, which contains financial statements and other information relating to First State. Directors and officers of the Company, as well as representatives of our independent auditors, will be present to respond to any questions which shareholders may have.

     YOUR VOTE IS IMPORTANT. The Proxy is your opportunity as a shareholder to vote on corporate matters. Please separate the Proxy Card from the other enclosed material and follow the instructions for its completion. You are urged to sign, date and mail the enclosed Proxy Card promptly in the postage-paid envelope provided. If you attend the Annual Meeting, you may vote in person even if you have already mailed in your Proxy Card. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. A majority of the common stock outstanding must be present, either in person or by proxy, to constitute a quorum for the conduct of business.

     On behalf of the Board of Directors, officers and all employees of First State, I wish to thank you for your continued support and interest in our Company.

                                   Sincerely yours,



                                   Michael J. Quigley, III
                                   Chairman of the Board,
                                   President and Chief
                                   Executive Officer

December 12, 1995

                     FIRST STATE FINANCIAL SERVICES, INC.
                        1120 BLOOMFIELD AVENUE, CN 2449
                     WEST CALDWELL, NEW JERSEY  07007-2449
                                (201) 575-5800

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 17, 1996

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of First State Financial Services, Inc. ("First State" or the "Company") will be held at Mayfair Farms, 481 Eagle Rock Avenue, West Orange, New Jersey, on January 17, 1996, at 10:00 a.m., Eastern Time.

     A Proxy Statement and Proxy Card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

     1.   The election of three directors for terms of three years each;

     2. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to the Company's Bylaws, the Board of Directors has fixed December 1, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to notice of, to vote at, and to attend the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 1120 Bloomfield Avenue, West Caldwell, New Jersey for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

     EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    By Order of the Board of Directors



                                    Marie G. Martino
                                    Secretary

West Caldwell, New Jersey
December 12, 1995

                     FIRST STATE FINANCIAL SERVICES, INC.
                        1120 BLOOMFIELD AVENUE, CN 2449
                     WEST CALDWELL, NEW JERSEY  07007-2449
                                (201) 575-5800

                            ______________________

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                               JANUARY 17, 1996

                            ______________________

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of First State Financial Services, Inc. ("First State" or the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Mayfair Farms, 481 Eagle Rock Avenue, West Orange, New Jersey, on January 17, 1996 at 10:00 a.m., Eastern Time and at any adjournments thereof.

     Regardless of the number of shares of Common Stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed Proxy Card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY.

     The 1995 Annual Report to Shareholders, including financial statements for the fiscal year ended September 30, 1995, accompanies this Proxy Statement and Proxy Card, which is first being mailed to shareholders on or about December 18, 1995.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by First State. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company, without additional compensation therefor. First State will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of First State, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. The close of business on December 1, 1995 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,874,405. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the limitation described below, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes; or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     All proxies solicited hereby will be returned to the Board, and will be tabulated by the inspector of election designated by the Board, who will not be an employee, or a director, of the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934. The following table sets forth certain information as to persons known to be beneficial owners of more than 5% of the Company's shares of Common Stock outstanding on December 1, 1995:

                                                          AMOUNT AND
                                                            NATURE                        PERCENT OF
NAME AND ADDRESS                                        OF BENEFICIAL                       SHARES
OF BENEFICIAL OWNER                                       OWNERSHIP                      OUTSTANDING
-------------------                                     -------------                    ------------

Michael J. Quigley, III                                 272,002 shares (1)                    6.7%
First State Financial Services, Inc.
1120 Bloomfield Avenue, C 2449
West Caldwell, NJ  07007-2449

Austin Bernet, Inc.                                     314,325 shares (2)                    8.1%
340 North Avenue
Cranford, New Jersey  07106

FMR Corp.                                               286,900 shares (3)                    7.4%
82 Devonshire Street
Boston, Massachusetts  02109

Basswood Partners, L.P.                                 344,500 shares (4)                    8.9%
52 Forest Avenue
Paramus, NJ  07652

________________
(1) Includes 155,600 shares that may be acquired pursuant to presently exercisable stock options.
(2) According to the most recent Schedule 13D filed with respect to these shares, Robert E. Brennan is president, director and sole stockholder of Austin Bernet, Inc. ("ABI") and Roger Barnet is vice president and a director of ABI. By virtue of their positions with ABI, Messrs. Brennan and Barnet may each be deemed the beneficial owner of these shares.
(3) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of the shares as a result of acting as an investment advisor to several investment companies.
(4) According to the most recent Schedule 13D filed with respect to these shares, Basswood Partners, L.P., Matthew Lindenbaum and Bennett Lindenbaum are deemed to be the beneficial owners of these shares.


                PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                      PROPOSAL 1 - ELECTION OF DIRECTORS

     Pursuant to the Bylaws, the number of directors of the Company currently is set at nine (9). The three nominees proposed by the Board for election at the Annual Meeting are Messrs. Ciccone and Davis and Ms. Martino. Each nominee is presently a Director of First State. Except as to Ms. Martino, each of the members of the Board of Directors of the Company also serves on the Board of Directors of First DeWitt Bank (the "Bank" or "First DeWitt"), the wholly-owned subsidiary of First State. Directors are elected for staggered terms of three years each, with the term of office of only one class of Directors expiring in each year. Directors serve until their successors are elected and qualified.

     In the event that any nominee listed below is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the other nominees named herein and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR ANY OR ALL THE DIRECTORS IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

     The names of the three nominees to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board, as of December 1, 1995.

                                                        TERM TO EXPIRE                              PERCENT
                                                       FOLLOWING FISCAL      SHARES OF COMMON         OF
  NAME AND BUSINESS EXPERIENCE                           YEAR ENDING        STOCK BENEFICIALLY      COMMON
    FOR PAST FIVE YEARS                                  SEPTEMBER 30,           OWNED (1)            STOCK
--------------------------------                         -------------      ------------------      -------
                                                            NOMINEES

 Patrick N. Ciccone, M.D., Age 54  .................          1998                13,175 (2)          .3%
    Dr. Ciccone is a physician with Urology
    Consultants, Inc. in Belleville, N.J.  He has been
    a Director of the Bank since 1993 and of the
    Company since February 1994.

 Walter J. Davis, Age 76  ..........................          1998                29,001 (2)          .7
    Mr. Davis served as director of government
    relations for New Jersey Bell Telephone Co.
    from 1962 to 1984 and as government
    relations manager for AT&T from 1985 to
    1986.  Mr. Davis is currently retired.  He has
    been a Director of the Bank since 1962 and
    of the Company since its formation in 1987.

 Marie G. Martino, Age 55  .........................          1998                10,186 (3)          .3
    Secretary of the Company and Vice-President
    and Secretary of the Bank.  She has been a
    Director of the Company since 1989.

                             CONTINUING DIRECTORS

                                                   TERM TO EXPIRE                            PERCENT
                                                  FOLLOWING FISCAL     SHARES OF COMMON         OF
     NAME AND BUSINESS EXPERIENCE                    YEAR ENDING      STOCK BENEFICIALLY      COMMON
         FOR PAST FIVE YEARS                        SEPTEMBER 30,          OWNED (1)           STOCK
-------------------------------------               -------------     ------------------      ------
Henry F. Albinson, Age 81...........................     1997             19,211 (2)(4)         .5%
 Mr. Albinson has been retired from the
 practice of law since 1980.  He has been a
 Director of the Bank since 1962 and of the
 Company since its formation in 1987.

Frank H. Bridge, Age 73.............................     1997              6,814 (2)            .2
 President of F.H. Bridge and Associates, a
 general contracting firm ("FHBA"); and an
 insurance broker for State Mutual Life
 Insurance Co.  He has been a Director of the
 Bank since 1951 and of the Company since
 its formation in 1987.

Theodore F. Cox, Age 67.............................     1996             42,724 (2)           1.1
 Retired; former President of Cedar Grove
 Garden Center, Inc., a landscape nursery and
 retail store, from 1950 to 1990.  He has been
 a Director of the Company and the Bank since
 1991.

Clarence R. Lommerin, Age 88........................     1996             10,124 (2)            .3
 Retired; formerly associated with C. Johnson
 Real Estate, a realtor firm, Branchville, New
 Jersey.  He has been a Director of the Bank
 since 1937 and of the Company since its
 formation in 1987.

Michael J. Quigley, III, Age 55.....................     1996            272,002 (5)           6.7
 Chairman of the Board, President and Chief
 Executive Officer of the Company and the Bank.
 He has been a Director of the Bank since 1962
 and of the Company since its formation in 1987.

Ralph M. Riefolo, Age 55............................     1997             51,340 (2)           1.3
 President of Riefolo Construction Co.,
 Beleville, New Jersey.  He has been a
 Director of the Bank and of the Company
 since 1987.

All officers and directors as a group (18 persons)        --             692,394 (6)(7)       16.8%

                                                        (FOOTNOTES ON NEXT PAGE)

_________________________
(1) Each person or relative or spouse of such person whose shares are included herein, exercises sole or shared voting or dispositive power as to the shares reported.
(2) Includes 3,175 shares that may be acquired pursuant to the exercise of stock options.
(3) Includes 310 shares held in trust for her grandchildren and 900 shares of Common Stock that may be acquired pursuant to the exercise of stock options.
(4) Includes 2,227 shares owned by Mutual Finance Corporation over which sole voting and dispositive power is held.
(5) Includes 155,600 shares of Common Stock that may be acquired pursuant to presently exercisable stock options. Also includes 8,402 shares held in trust for his daughter and 1,108 shares owned by his wife as trustee of a testamentary trust.
(6) Includes 251,997 shares of Common Stock that may be acquired pursuant to presently exercisable stock options, and 60,394 shares owned by two directors of the Bank who are not also directors of the Company.
(7) Includes 48,970 shares of Common Stock owned by the Bank's Employee Stock Ownership Plan ("ESOP") and allocated to the accounts of executive officers, as to which shares they may direct the voting. Excludes the remaining 134,508 shares of Common Stock owned by the ESOP, for the benefit of other employees of the Bank. The ESOP Administrative Committee of the Board of Directors of First DeWitt Bank administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee as directed by the Administrative Committee. All ESOP shares have been allocated to the account of employees.


MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

     During the fiscal year ended September 30, 1995 the Company's Board of Directors held twelve meetings. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and any committee on which he or she served, including meetings of the Board and committees of the Bank. Set forth below is certain information regarding certain Board committees of the Company and the Bank.

     The Board of Directors of the Company maintains an Audit Committee. The Audit Committee, comprised of Directors Cox (Chairman), Albinson, Lommerin and Davis, met four times in fiscal 1995. The Audit Committee reviews internal accounting and audit reports in addition to audit and examination reports of the Company and the Bank from its independent auditors and regulatory agencies.

     The full Board of Directors serves as a Nominating Committee for the annual selection of nominees for election as directors. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the shareholders for nominees. Nominations by shareholders must comply with certain procedural and informational requirements set forth in the Company's bylaws. See "Notice of Business To Be Conducted at an Annual Meeting." The Board of Directors met two times during the past fiscal year in its capacity as the Nominating Committee.

     The Compensation Committee of the Company and the Bank, comprised of Company Directors Albinson (Chairman), Bridge and Davis, and Bank Director Jerold L. Zaro, met four times in fiscal 1995. The Compensation Committee recommends salary policies, awards bonuses and administers the Employee Stock Ownership Plan.

DIRECTORS COMPENSATION

     FEES. Directors of the Bank and the Company who are not officers receive an annual retainer from the Bank of $12,000, plus $500 per month if the Director attends at least one meeting during that month and $300 per committee meeting attended. Directors of the Bank do not receive additional fees from the Company for services on the Company's Board.

     DIRECTORS' STOCK OPTION PLAN. The 1993 Stock Option Plan for Outside Directors (the "Directors Option Plan"), which was approved by shareholders at the 1993 Annual Meeting, authorizes the grant of non-statutory options as to an aggregate of 63,500 shares of Common Stock. Each member of the Board of Directors of the Company or the Bank who is not an officer or employee of the Bank or Company (nine persons) has been granted a single non-qualified option to purchase 6,350 shares of Common Stock, which options vest in four equal installments commencing on the first anniversary date of the grant. The exercise prices are the fair market value of the Common Stock as of the date of the grant. None of the options granted to Directors under the Directors Option Plan have been exercised.

EXECUTIVE COMPENSATION

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for a Chief Executive Officer and such other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the compensation committee of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in the proxy statement. The members of the Compensation Committee are Company Directors Albinson, Bridge, and Davis and Bank Director Zaro, each of whom is an Outside Director.

     The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executive officers of the Bank and are compensated by the Bank. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors, except for decisions about awards under certain of the Company's stock-based compensation plans, which must be made solely by the Committee. The Committee meets at least annually to review and make recommendations to the Board of Directors regarding the compensation of the Chief Executive Officer and other executives.

     The decisions made by the Compensation Committee as to executive compensation are subjective in nature, and not subject to specific criteria.
Set forth below are certain considerations taken into account in determining compensation for the Chief Executive Officer ("CEO") and the executive officers:

     BASE SALARIES - In determining the base salaries for the CEO and other executive officers, the committee reviews salaries offered for similar positions by financial institution competitors in the Bank's market place, the officer's educational background and experience, and the officer's past accomplishments. Increases in base salary are generally based on the following factors: (1) the officer's performance and contribution toward the Company's and Bank's goals and objectives during the review period; (2) the financial and overall performance of the Company during the review period; (3) competitive market factors; and (4) cost of living. The performance of the individual is the major determinant in granting base salary increases.

     INCENTIVE COMPENSATION - Incentive compensation for the executive officers generally consists of cash bonuses and also long-term benefits such as stock option plans, etc. There is no established incentive compensation or bonus plan. Historically, the Compensation Committee has granted cash bonuses to executive officers based on profitability and/or other factors regarding individual accomplishments and performance towards meeting overall Company and Bank goals and objectives. Other factors would include actions such as an exhibition of exemplary management skills, an outstanding use of creative abilities, and accomplishment in community affairs or activities.

     Long-term incentive compensation benefits are generally provided based on the level and importance of the management position to the overall long-term success of the Company and Bank, and are intended to provide further incentives to management to enhance value to all holders of common stock. Between 1987 and 1993, the only long-term incentive compensation plans of the Company and the Bank were the stock benefit plans adopted in 1987 in connection with the conversion of the Bank to stock form and the Company's initial public offering. No grants were made under these plans since 1987. At the Annual Meeting of Shareholders of the Company held in January 1994, shareholders approved the 1993 Long-Term Incentive Stock Benefit Plan pursuant to which an aggregate of 254,000 shares of Common Stock are reserved for issuance pursuant to the exercise of options to be granted thereunder or pursuant to grants of restricted stock. During fiscal year ended 1995, options to purchase an aggregate of 43,800 shares of common stock were granted to executive officers, and restricted stock grants for an aggregate of 10,200 shares of Common Stock were awarded to executive officers.

     With respect to fiscal 1995, the Compensation Committee recommended that there be a $38,875 increase in the CEO's salary. The Committee also recommended that a bonus of $30,300 be paid to the Chief Executive Officer. The Chief Executive Officer was also granted an option to purchase 16,000 shares of Common Stock. In making the cash compensation decisions, the Committee considered the overall level of base salary, the management of the Bank's nonperforming assets during 1995, the significant increase in earnings, the significant growth in assets, the receipt of regulatory approvals to open two new branch offices, and the significant appreciation in the trading price of the Company's Common Stock. With respect to the option grant and in addition to the above-mentioned factors, the Committee considered that the Chief Executive Officer had not received an option grant since 1987.

                             COMPENSATION COMMITTEE

               Henry F. Albinson, Esq.            Walter J. Davis
               Frank H. Bridge                    Jerold L. Zaro

     STOCK PERFORMANCE GRAPH. The following table shows a five year comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return of companies in the NASDAQ Stock Market and in a peer group (which consists of publicly traded savings institutions in New Jersey with assets under $1 billion). Stock price performance for the past five years is not necessarily indicative of future results. All stock price performance includes the reinvestment of dividends.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
    AMONG FIRST STATE FINANCIAL SERVICES, THE NASDAQ STOCK MARKET-US INDEX
                                AND PEER GROUP



                       [PERFORMANCE GRAPH APPEARS HERE]


                             FIRST STATE                    NASDAQ
Measurement Period           FINANCIAL         PEER         STOCK
(Fiscal Year Covered)        SERVICES          GROUP        MARKET-US
---------------------        ---------------   ---------    ----------
Measurement Pt-09/30/1990    $100.00           $100.00      $100.00
FYE 09/30/1991               $74               $134         $157
FYE 09/30/1992               $125              $176         $230
FYE 09/30/1993               $231              $279         $382
FYE 09/30/1994               $233              $397         $499
FYE 09/30/1995               $321              $606         $609

* $100 INVESTED ON 09/30/90 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

          SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended September 30, 1995, 1994 and 1993, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and certain other executive officers of the Bank ("Named Executive Officer") who received an amount in salary and bonus in excess of $100,000 in the fiscal year ended September 30, 1995.

                                        ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                                   -----------------------------------------------------------------------


                                                                             AWARDS               PAYOUTS
                                                                  ----------------------------------------     ALL
                           YEAR                        OTHER                                                  OTHER
    NAME AND               ENDED                       ANNUAL        RESTRICTED                            COMPENSATION
PRINCIPAL POSITION          9/30   SALARY   BONUS   COMPENSATION       STOCK            OPTIONS/    LTIP    (3)(4)(5)
                                                          (1)           AWARDS          SARS (#)   PAYOUTS
=========================================================================================================================
Michael J. Quigley, III     1995  $293,649  $30,300     $  --          $--             16,000      $ --       $76,451
Chairman, President         1994   275,625   25,000        --           --               --           --        70,609
 and Chief Executive        1993   275,625    5,048        --           --               --           --        72,183
 Officer
-------------------------------------------------------------------------------------------------------------------------

Emil J. Butchko             1995  $101,681  $ 1,187     $  --         $11,600(2)        4,500    $   --       $10,491
Senior Vice President       1994    98,750    1,798        --           --               --          --         8,130
 and Treasurer              1993    92,260    1,715        --           --               --          --         8,312
=========================================================================================================================

__________________________________
(1) Perquisites did not exceed the lesser of $50,000 or 10% of salary and bonus.

(2) Represents the value of an the market price of the Common Stock on the date of grant. At September 30, Mr. Butchko's total award of 1,600 shares of holdings of restricted stock were 1,600 restricted stock under the shares. The market value of these shares at fiscal year end was $20,700.
(3) The Bank maintains a $1 million whole-life insurance policy for the benefit of Mr. Quigley. The insurance company at the insured's death will pay to the Bank the total amount of premiums for the policy which have been paid by the Bank. The premiums paid in fiscal 1994 relating to this policy were $22,450. The Company maintains a $1,850,000 Split Dollar Collateral Assignment insurance policy for the benefit of Mr. Quigley. The policy provides that the Company has as collateral security an interest in the policy for any indebtedness of the insured that exists at the time of settlement of the policy. The premium paid in fiscal 1995 for this policy was $29,720.
(4) Under a Salary Continuation Agreement, upon the attainment of age 65 or in the event of the termination of his employment for any reason except for death or disability, Messrs. Quigley and Butchko will receive $24,444 and $8,461, respectively, for each year of employment with the Bank, to be paid in 120 equal monthly payments or in a lump sum. In the event of death prior to reaching the age of 65, the Bank will pay their beneficiary the sum of $440,000 and $110,000, respectively, to be paid in 120 monthly payments.
    The Bank has acquired an insurance policy to fund its obligations under these agreements and pays an annual premium of $13,608 for Mr. Quigley and $5,554 for Mr. Butchko.
(5) Includes matching contributions by the Bank under the 401(k) Plan and other plans of $10,673 in fiscal 1995, $4,831 in fiscal 1994, and $6,406 in fiscal 1993 for Mr. Quigley, and of $4,937 in fiscal 1995, $2,576 in fiscal 1994, and $2,758 in fiscal 1993 for Mr. Butchko.


     EMPLOYMENT AGREEMENT. The Company and the Bank entered into an employment agreement with Mr. Quigley on December 28, 1987, which provided for a five-year term. Commencing on the third anniversary date of each agreement and continuing each anniversary date thereafter, the agreement automatically extends for an additional year so that the remaining term is three years. The current base salary under the agreement, which may be increased at the discretion of the Board of Directors, is $314,500. In addition to the base salary, the agreement provides, among other things, for participation in stock option plans and other fringe benefits and benefit plans applicable to executive personnel.

     The agreement provides for termination by the Bank and the Company for "cause," as defined in the agreement, at any time. In the event the Bank and the Company choose to terminate Mr. Quigley's employment for reasons other than for cause, or in the event of his resignation from the Bank and Company, upon the failure to reelect him to his current offices or because of a material lessening of his functions, duties or responsibilities, or upon a breach of the agreements, he or, in the event of death, his beneficiary would be entitled to a sum equal to the greater of (i) thirty-six times his highest monthly salary or (ii) the payments owed for the remaining term of the agreement. The Bank and the Company would also continue his life, health and disability insurance coverage for the earlier of the remaining term of the agreements or until he is employed by another employer. If termination follows a change in control of the Bank or the Company, as defined in the agreement, Mr. Quigley would be entitled to (i) a severance payment equal to thirty-six times the highest monthly salary paid to him under the agreements ($943,500 assuming termination as of September 30, 1995); (ii) continued insurance benefits described above until the earlier of the executive's employment by another employer or thirty-six months; and (iii) a "Special Retirement Benefit" payment. The Special Retirement Benefit would be an additional payment (in addition to any amounts Mr. Quigley is otherwise eligible to receive under the retirement plan maintained by the Bank) equal to the greater of (i) Mr. Quigley's retirement benefit under the retirement plan at his actual age upon severance of employment or (ii) fifty percent of the amount his retirement benefit would be if he had stayed as an employee until the age of 65. Mr. Quigley currently has ten years of credited service under the retirement plan and would have credited service of twenty years at age of 65. The agreement also permits Mr. Quigley to terminate his employment voluntarily without reason and receive a severance payment equal to his highest annual rate of salary paid under such agreements for one year or until he obtains other employment, if earlier. The agreements also provide that the Company will reimburse the executive for any excise taxes that may be imposed under the federal income tax code in connection with any payments made following a change in control.

     SPECIAL TERMINATION AGREEMENTS. In 1987, the Company and the Bank entered into a special termination agreement with Mr. Butchko (and other executive officers of the Company). The agreement is for a term of three years, and automatically renews each year so that the remaining term is three years, unless prior notice of non-renewal is given. The agreement provides that if at any time following a "change in control" (as defined in the agreements) of the Company, the Company or the Bank were to terminate the officer's employment for any reasons other than for "cause" (as defined in the agreements), or if the officer were to terminate his own employment following his demotion, loss of title, office, significant authority, a reduction in his annual compensation or relocation of his principal place of employment, the officer would be entitled to receive a payment in an amount equal to three times his average annual salary and average incentive compensation over the three previous years of his employment. If a change in control had occurred at September 30, 1995, the amounts payable to Mr. Butchko upon a termination of employment would have been $310,000. Certain insurance coverage maintained by the Bank and the Company at the time of any such termination would be continued for a twelve-month period or until the officer is employed by another employer, whichever is earlier. The agreements also provide for a Special Retirement Benefit as determined above under "Employment Agreements."

     STOCK OPTION AND INCENTIVE PLANS. In 1987, the Company adopted the First State Financial Services, Inc. Incentive Option Plan (the "1987 Option Plan"), which reserved an aggregate of 266,700 shares of Common Stock for issuance pursuant to the exercise of stock options. There are 247,700 shares that remain reserved for issuance pursuant to the exercise of options granted under the 1987 Option Plan. There have been 19,000 shares issued pursuant to the exercise of options granted under the 1987 Option Plan. At the Annual Meeting of Stockholders held in January 1994, shareholders approved the 1993 Long-Term Incentive Stock Benefit Plan, which reserves an aggregate of 254,000 shares of Common Stock for issuance pursuant to the exercise of stock options or stock grants.

Set forth below is information relating to options granted to the Named Executive Officers during the fiscal year ended September 30, 1995.

==================================================================================================================
                                          OPTION GRANTS IN LAST FISCAL YEAR
==================================================================================================================
                                                  INDIVIDUAL GRANTS
------------------------------------------------------------------------------------------------------------------
                                                     PERCENT OF TOTAL OPTIONS
                                                     GRANTED TO EMPLOYEES IN     EXERCISE OR BASE     EXPIRATION
Name                              OPTIONS GRANTED             FY 1995                  PRICE             DATE

           NAME
==================================================================================================================
Michael J. Quigley, III
 Chairman, President and Chief                                                                        January 20,
 Executive Officer                     16,000                  30.9%                    $7.25            2005


Emil J. Butchko, Senior Vice                                                                          January 20,
 President and Treasurer                4,500                   8.7%                    $7.25            2005
==================================================================================================================

          Set forth below is certain additional information concerning options outstanding to the Named Executive Officers at September 30, 1995.

====================================================================================================================
                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                            FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                             NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                                   OPTIONS AT              THE-MONEY OPTIONS AT
                                                                FISCAL YEAR-END                 YEAR-END (1)
                                                         -----------------------------------------------------------
                            SHARES ACQUIRED     VALUE
           NAME              UPON EXERCISE     REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
                                                                      (#)                          ($)
--------------------------------------------------------------------------------------------------------------------
Michael J. Quigley, III            --             --            155,600/12,800             $1,151,675/$72,800
 Chairman, President and
 Chief Executive Officer

Emil J. Butchko, Senior            --             --             34,400/3,600              $  194,032/$20,475
 Vice President and
 Treasurer
====================================================================================================================

_____________________________________
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on September 30, 1995, at which date the average of the bid and ask price of the Common Stock, as quoted on the Nasdaq National Market, was $12.9375.


          RETIREMENT PLAN. The Bank maintains a tax-qualified non-contributory defined benefit pension plan for its employees. All full-time employees age 21 or older who have completed at least six months of service participate in the plan. The plan provides monthly benefits payable at the later of age 65 or 10 years of participation in the plan, equal to 2% of the employee's average monthly earnings times the number of years of credited service, up to a maximum of 25 years. Benefits are not subject to any reduction for social security.

          The table below presents annual benefits under the Retirement Plan assuming retirement during 1995 at various levels of compensation and years of credited service. At September 30, 1995, Mr. Quigley had ten years of credited service and Mr. Butchko had fourteen years of credited service under the retirement plan. Under Section 415 of the Internal Revenue Code, a company with one or more qualified pension plans must limit the maximum level of combined benefits an individual may receive. Due to this Section 415 limit, Mr. Quigley's retirement plan benefit is restricted to a total amount which is approximately 40% less than the annual benefit limit listed below.

                                              ANNUAL RETIREMENT BENEFIT
    FINAL AVERAGE SALARY                     WITH CREDITED SERVICE OF (1)
    --------------------          ---------------------------------------------------
                                    15 YEARS           20 YEARS            25 YEARS
                                  ------------       ------------        ------------
           $ 60,000                 $ 18,000           $ 24,000            $ 30,000
             75,000                   22,500             30,000              37,500
            100,000                   30,000             40,000              50,000
            150,000                   45,000             60,000              75,000
            200,000                   60,000             80,000             100,000
            250,000                   75,000            100,000             120,000 (2)
            300,000                   90,000            120,000 (2)         120,000 (2)

_________________
(1) The Internal Revenue Code (the "Code") requires that a calculation be performed with respect to employees who participate in both a defined benefit plan and a defined contribution plan of the Bank, such as the ESOP and the 401(k) plan, in determining the amount of benefits and contributions that may be credited to a particular employee for a particular plan year. (2) The Code provides that, effective January 1, 1995, the annual benefit to an individual generally cannot exceed $120,000. This limit is adjusted by the Internal Revenue Service.


          Effective as of June 30, 1995, the Bank amended the Retirement Plan to freeze benefit accruals as of that date. In 1995, the Bank recorded an expense of approximately $440,000 with respect to its funding obligations relating to the Retirement Plan.

          SUPPLEMENTAL RETIREMENT INCOME PLANS. On October 1, 1994, the Bank established certain non-tax-qualified executive supplemental retirement plans (collectively the "SERP") for the benefit of certain executive officers. The SERP provides a supplemental retirement income benefit in an annual amount equal to the projected annual salary of the executive at retirement from the Bank multiplied by a wage replacement percentage less any amounts received from other benefit plans of the Bank. Mr. Quigley's wage replacement percentage is eighty percent of his final average salary; for Mr. Butchko the wage replacement percentage is seventy percent of his final average salary. Benefits under the SERP are payable to the executive upon the attainment of each executive's normal retirement date. In the event of an executive's voluntary or involuntary termination of employment, other than for cause, the executive is entitled to the vested portion of his or her accrued benefit under the SERP. In the event of a change in control, however, Mr. Quigley and Mr. Butchko are entitled to a benefit equal to their full retirement benefit under the SERP. Benefits will be payable in a lump sum or in monthly installments beginning on the executive's normal retirement date and continuing for a period of 180 months, or in the case of benefits payable to Mr. Quigley or Mr. Butchko, 240 months. Payments to an executive, or to his beneficiary, may be made from the SERP upon the executive's death, or total or permanent disability. The SERP is considered an unfunded plan for tax and ERISA purposes. However, the Bank has established a trust in order to fund the benefits payable to the executives. In connection with the adoption of the SERP, the Bank purchased life insurance on the participants. The cash surrender value of that insurance was approximately $11.6 million at September 30, 1995. For financial statement purposes, the Bank recorded an expense of $212,096 for fiscal 1995 relating to its obligations under the SERP. The cash surrender value of the life insurance increased by $613,000 during fiscal 1995.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     Indebtedness of Management and Transactions with Certain Related Persons.
     ------------------------------------------------------------------------
Prior to September 30, 1989, the Bank offered residential mortgage loans and consumer loans to its directors, officers and employees in the ordinary course of business and on substantially the same terms as those available to the public, except that the Bank offered a preferred interest rate, which was 1.5% above the Bank's cost of funds for residential mortgage loans or 1% below the rate charged by the Bank to its consumer loan customers. The Bank required that an eligible employee have been with the Bank for a minimum of one year. This rate is charged as long as such employee remains employed by the Bank. If the employee no longer works for the Bank, the rate charged is increased to the market rate in effect at the inception of the loan. In addition, the Bank did not charge eligible employees market percentage points normally charged to its customers on originations. The Bank also has made loans to its directors, officers and employees, and/or persons or entities related to them, on substantially the same terms and at substantially the same rates offered to the general public, and which loans do not involve more than the normal risk of repayment or present other unfavorable features. The Financial Institution Reform, Recovery and Enforcement Act of 1989 requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public.

     The following table sets forth information with respect to each director and officer of the Bank who had borrowings of $60,000 or greater from the Bank during the fiscal year ended September 30, 1995 and which borrowings included any amounts that were on preferred terms in effect prior to September 30, 1989. All mortgages are first liens on residential properties unless otherwise noted.

                                                                                LARGEST
                                                                                AMOUNT          BALANCE
                                                                  MATURITY    OUTSTANDING        AS OF
                                                       DATE OF     DATE OF  SINCE OCTOBER 1,  SEPTEMBER 30,   LOAN    INTEREST
                       NAME                             LOAN        LOAN         1994            1995         TYPE      RATE
                       ----                             ----        ----         ----            ----         ----      ----

Frank H. Bridge....................................    2/23/89     3/01/19     $169,089        $166,323     Mortgage   6.875%
  Director of First DeWitt and First State             12/8/86    11/20/01       89,898          89,412   Home Equity    (1)
                                                       7/31/92     7/31/98       55,486          43,846    Time Loan     (2)
                                                        8/3/95      3/4/96       32,000          32,000    Time Loan     9.2

John H. Isemann....................................    5/19/89     6/01/19     $170,789        $167,945     Mortgage   6.875
  Vice President, First DeWitt and First State          7/2/90     7/20/04       14,470          13,146   Home Equity    (1)
                                                       7/17/89     6/25/05       26,149          13,404   Home Equity    (3)

Michael J. Quigley, III............................    11/5/86     12/1/16     $182,278        $178,677     Mortgage   6.875
  Chairman of the Board, President and                12/11/86    11/20/01       94,226          91,290   Home Equity    (1)
    Chief Executive Officer,
  First DeWitt and First State

John A. Rogers.....................................   11/28/88     12/1/18     $145,196        $142,733     Mortgage   6.875
  Senior Vice President, First DeWitt and              7/21/87     7/20/02       31,298          72,096   Home Equity    (1)
  Vice President of First State

_______________________
(1) Floating rate of 1.0% over the designated prime rate, which prime rate was 9.75% on September 30, 1995.
(2) Floating rate of 1.5% over the designated prime rate, which prime rate was 10.75% on September 30, 1995.
(3) Floating rate of 1.9% over the designated prime rate, which prime rate was 10.65% on September 30, 1995.

                             INDEPENDENT AUDITORS

     The Board of Directors of the Company has not yet selected independent auditors for the fiscal year ending September 30, 1996. The selection will be based in general upon the accounting firm's overall fee structure for auditing services, tax consulting, tax return review or preparation, and general consultations. The independent auditors for the fiscal year ended September 30, 1995 were KPMG Peat Marwick LLP. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting. The representative will be given the opportunity to make a statement if so desired and will be available to respond to questions from shareholders present at the Annual Meeting.

               SHAREHOLDER PROPOSALS FOR THE 1995 ANNUAL MEETING

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of shareholders to be held in January 1996, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than August 14, 1996. Any such proposal will be subject to Securities and Exchange Commission Rule 14a-8 under the Securities Exchange Act of 1934.

            NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company provide for an advance notice procedure for certain business to be brought before an annual meeting. In order for a shareholder to properly bring business or propose a nomination to the board before an annual meeting, the shareholder must give written notice to the Secretary of the Company not less than ninety (90) days before the time originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, in order to bring business before the annual meeting of shareholders to be held in January 1997, notice must be provided to the Company prior to October 17, 1996, which is 90 days prior to the date anticipated to be fixed for such annual meeting. The notice must include the shareholder's name, record address and number of shares owned by the shareholder and describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business, and certain other information specified in the Bylaws.



          REPORTS UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 1995, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with; except that a report of a change in beneficial ownership as to the sale by director Riefolo in June of 1995 of 25,454 shares was filed on November 27, 1995.

                                 OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

                                 By Order of the Board of Directors



                                 Marie G. Martino
                                 Secretary

WEST CALDWELL, NEW JERSEY
DECEMBER 12, 1995

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING WHITE PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                REVOCABLE PROXY
                     FIRST STATE FINANCIAL SERVICES, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                        ANNUAL MEETING OF SHAREHOLDERS
                               January 17, 1996

   The undersigned hereby appoints Michael J. Quigley, III and Theodore F. Cox, with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of common stock of First State Financial Services, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting"), to be held on January 17, 1996, at 10:00 a.m., local time, at Mayfair Farms, 481 Eagle Rock Avenue, West Orange, New Jersey, and at any and all adjournments thereof.
   The proxies are instructed to vote as follows:



Please be sure to sign and date                    Date:
this Proxy in THE box below.
--------------------------------------------------------------------------------


Shareholder sign above                             Co-holder (if any) sign above

                                                     With-      For All
                                         For         hold       Except
1. The election of Directors:            [ ]          [ ]         [ ]
PATRICK N. CICCONE,
WALTER J. DAVIS, and
MARIE G. MARTINO


(INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR the proposal listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

   The undersigned acknowledges receipt from First State Financial Services, Inc., prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders and of a Proxy Statement, each dated December 12, 1995 and of the Annual Report to Shareholders.

   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                     FIRST STATE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------